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                                                                    Exhibit 10.1


                       HAWTHORN TERMINATION AGREEMENT

      This Termination Agreement (this "AGREEMENT") is made and entered into as of September 18, 2000 by and among Meridian Associates, L.P. ("MERIDIAN"), HSA Properties, Inc., a Delaware corporation ("HSA PROPERTIES"), Michael A. Leven ("LEVEN"), Neal K. Aronson ("ARONSON") and U.S. Franchise Systems, Inc., a Delaware corporation (the "COMPANY").

                                  RECITALS

      Reference is made to that certain Shareholders' Agreement, dated as of March 12, 1998, and Amendment No. 1 thereto dated March 10, 1999, by and among Meridian, as successor in interest to Hawthorn Suites Associates, an Illinois joint venture, HSA Properties, Leven, Aronson and the Company (as amended, the "SHAREHOLDERS' AGREEMENT").

      The Company, SDI, Inc., a Nevada corporation, USFS Acquisition Co., a Delaware corporation ("Newco"), HSA Properties, and Meridian are parties to an Acquisition Agreement dated as of September 18, 2000 (the "ACQUISITION AGREEMENT"). In connection with the consummation of the transactions contemplated by the Acquisition Agreement, the parties hereto, both directly and indirectly for themselves and their affiliates, desire to terminate the Shareholders' Agreement in total, effective as herein provided.

                                  AGREEMENT

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Capitalized words used in this Agreement as defined terms shall have the meanings given to them in the Acquisition Agreement, unless otherwise defined herein.

      2. Effective as of the Expiration Date, if Newco purchases such number of Shares, that together with the Company's shares owned by the Investors and its affiliates, represents a majority of the Company's outstanding Shares, the ("Minimum Condition") pursuant to and in accordance with the Offer, the Shareholders' Agreement shall be terminated in its entirety, and thereafter shall be of no further force or effect.

      3. Notwithstanding the foregoing, this Agreement shall cease to be effective if: (a) the Offer shall have expired in accordance with its terms without the acceptance for purchase of the Minimum Condition pursuant thereto,
(b) the Offer shall have been terminated or withdrawn for any reason (other than a breach by Aronson of any of his obligations to the Company and/or the Investors), (c) the Acquisition Agreement is earlier terminated for any reason (other than a breach by Aronson of any of his obligations to the Company and/or the Investors) in accordance with Article 9 thereof or otherwise, or (d) the Offer shall have been amended or otherwise modified in any material respect (other than the extension of the time

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for tenders of Shares), including, without limitation, to reduce the number of
Shares which Newco is offering to purchase or the price at which Newco will purchase Shares pursuant thereto.

      4. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original and all of which together shall constitute one and the same instrument.

                         (Signature Page to Follow)


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      IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

                                          U.S. FRANCHISE SYSTEMS, INC.

                                          By: /s/ Stephen D. Aronson
                                              -------------------------------
                                          Title: VP/General Counsel
                                                 ----------------------------

                                          MERIDIAN ASSOCIATES, L.P.
                                          By: Meridian Investments, Inc.
                                          Its: General Partner

                                                By: /s/ H.S. Handelsman
                                                    -------------------------
                                                Title:
                                                      -----------------------

                                          HSA PROPERTIES, INC.

                                          By: /s/ H.S. Handelsman
                                              -------------------------------
                                          Title:
                                                 ----------------------------

                                          /s/ Michael Leven
                                          -----------------------------------
                                          MICHAEL A. LEVEN

                                          /s/ Neal Aronson
                                          -----------------------------------
                                          NEAL K. ARONSON